Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.04

Investor Presentation March 2019 Version P0165 3-18-19 (Doc 0449) © 2019 Tonix Pharmaceuticals Holding Corp.

Cautionary Note on Forward Looking Statements 2 Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward-looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, substantial competition; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and risks related to failure to obtain U.S. Food and Drug Administration clearances or approvals and noncompliance with its regulations. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward-looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward-looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2019, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix’s forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. © 2019 Tonix Pharmaceuticals Holding Corp.

Tonix Development Highlights

3

TNX-102 SL Cyclobenzaprine Sublingual Tablets

Posttraumatic Stress Disorder (PTSD) – Lead program; new bedtime treatment - Tonmya®[1]

- P302/RECOVERY Phase 3 clinical study initiated in March 2019
- Results from 2 efficacy studies improve the new Phase 3 study design New Phase
- P302/RECOVERY study design features accepted by the FDA[2]

Fibromyalgia Syndrome (FM)

- IND[3] ready to support Phase 3 potential pivotal efficacy study

Agitation in Alzheimer's disease (AAD)

- IND[3] ready to support Phase 2 potential pivotal efficacy study

Pipeline

TNX-601[4] – Daytime PTSD treatment and treatment of neurocognitive dysfunction from corticosteroids

- Pre-IND candidate; nonclinical development ongoing

TNX-801[5] - Smallpox-preventing vaccine candidate

- Efficacy demonstrated in mouse model

[1] Tonmya has been conditionally accepted by the U.S. FDA as the proposed trade name for TNX-102 SL (cyclobenzaprine HCl sublingual tablets) for the treatment of PTSD. TNX-102 SL is an investigational new drug and has not been approved for any indication.
[2] FDA Meeting Minutes (November 26, 2018)
[3] IND- Investigational New Drug Application
[4] Tianeptine oxalate
[5] Synthesized live horsepox virus

© 2019 Tonix Pharmaceuticals Holding Corp.

Candidates in Development

4

Pipeline Product	Indication	Preclinical / Phase 1 / Phase 2 / Phase 3 / NDA[1]/BLA[2] / Market
TNX-102 SL Cyclobenzaprine HCl sublingual tablets	Bedtime Treatment for PTSD – Tonmya®	Through Phase 2 — P302/ RECOVERY study initiated 1Q2019
	Bedtime Treatment for Fibromyalgia	Through Phase 2 — Phase 2 and 3 completed at 2.8 mg
	Bedtime Treatment for Agitation in Alzheimer's	Through Phase 1 — Fast Track Phase 2/3 ready program
TNX-601 Tianeptine oxalate oral formulation	Daytime Treatment for PTSD	Preclinical — Novel polymorph and salt discovered and characterized; Preliminary human PK and safety data[3] from selected formulation expected 2H2019
	Treatment of Neurocognitive Dysfunction from Corticosteroids	Preclinical
TNX-801 Live horsepox virus (HPXV) vaccine from cell culture	Smallpox-preventing vaccine	Preclinical — Horsepox virus synthesized and demonstrated protective vaccine activity in mice

All programs owned outright with no royalties due

[1]NDA- New Drug Application; [2]BLA –Biologic Licensing Application; [3]non-IND study

© 2019 Tonix Pharmaceuticals Holding Corp.

Tonmya: a Potential Bedtime Treatment for PTSD 5 First investigational new drug to show treatment effect in military-related PTSD in two potential pivotal efficacy studies • Phase 2 study (P201/AtEase) showed Tonmya 5.6 mg had a strong signal of treatment effect at Week 12 as measured by CAPS-51 • Phase 3 study (P301/HONOR) provided evidence of effectiveness as early as 4 weeks after treatment but diminished over time due to high placebo response Retrospective analysis showed persistent effectiveness at Week 12 in subgroup with trauma 9 years from screening • Both studies can be used as supportive evidence of efficacy and safety for Tonmya NDA submission • No serious or unexpected adverse events related to Tonmya were reported FDA feedback and acceptance on new Phase 3 study (P302/RECOVERY) received in November2 1 CAPS-5 = Clinician-Administered PTSD Scale for DSM-5 2 FDA Meeting Minutes, November 26, 2018 © 2019 Tonix Pharmaceuticals Holding Corp.

Prevalence of PTSD Among Civilians and Veterans 6 4.7% 19-31% >19% Adult population1 Vietnam veterans2 Iraq/Afghanistan3 12 million American adults annually1 Women more likely to develop than men1 1Goldstein et al., 2016 (adjusted for 2019); 2Norris, PTSD Res Quar. 2013; 3Analysis of VA Health Care Utilization among Operation Enduring Freedom, Operation Iraqi Freedom, and Operation New Dawn Veterans, from 1st Qtr FY 2002 through 2nd Qtr FY 2015, Washington, DC; Among 1.9M separated OEF/OIF/OND veterans, 1.2M have obtained VA healthcare; 685k evaluated by VA with possible mental disorder, and 379k diagnosed with PTSD. © 2019 Tonix Pharmaceuticals Holding Corp.

Unmet Need for Effective and Safe Therapies for Treatment of Military PTSD 7 PTSD is signature wound of last 25 years of war • Affects servicemember health and performance, force readiness, retention • Believed to be the underlying cause of suicide in many cases No FDA-approved products for PTSD since Pfizer’s Zoloft® (sertraline) and GSK’s Paxil® (paroxetine) circa 2000 • Neither has shown efficacy in military-related PTSD • Male PTSD patients often unresponsive or intolerant of current treatments • Side effects relating to sexual dysfunction, sleep and weight gain are commonly reported U.S. Department of Defense (DoD) is working to understand and treat PTSD • Increased scrutiny of PTSD-related discharges for behavioral problems • Wider recognition that PTSD is a service-related disability • Collaboration with Army: Tonix-USAMMDA CRADA signed in 2015 © 2019 Tonix Pharmaceuticals Holding Corp.

TNX 102 SL Intellectual Property – U.S. Protection until 2034 8 Composition of matter (eutectic) : Protection expected to 2034 • United States Patent and Trademark Office (USPTO) issued U.S. Patent No. 9,636,408 in May 2017 U.S. Patent No. 9,956,188 in May 2018 and U.S. Patent No. 10,117,936 in November 2018 • Japanese Patent Office (JPO) issued Japanese Patent No. 6310542 in March 2018 • New Zealand Intellectual Property Office (NZIPO) issued New Zealand Patent No. 631152 in May 2017 • 37 patent applications pending (2 allowed (US and South Africa)) Pharmacokinetics (PK) : Protection expected to 2033 • JPO issued Japanese Patent No. 6259452 in December 2017 • NZIPO issued New Zealand Patent No. 631144 in March 2017 • Taiwanese Intellectual Property Office issued Taiwanese Patent No. I590820 in July 2017 • 21 patent applications pending (1 allowed (Australia)) Method of use for active ingredient cyclobenzaprine : Protection expected to 2030 • USPTO issued U.S. Patent 9,918,948 in March 2018 • European Patent Office issued European Patent No. 2 501 234B1 in September 2017 (validated in 38 countries). Opposition filed in June 2018 • 2 patent applications pending © 2019 Tonix Pharmaceuticals Holding Corp.

Potential Therapeutic Advantages of Tonmya 9 Tonmya is believed to treat PTSD by improving sleep quality • The brain naturally processes memories during sleep • PTSD sufferers’ emotionally charged memories disturb sleep and disrupt the natural processing of memories during sleep • Tonmya is believed to normalize memory processing and facilitate extinction consolidation (breaking the link between “triggers” and PTSD symptoms) Tonmya is NEITHER a benzodiazepine nor a narcotic • The active ingredient of Tonmya, cyclobenzaprine, does NOT interact with the same receptors as traditional hypnotic sleep drugs associated with retrograde amnesia; is NOT an opiate Tonmya is non-addictive • Cyclobenzaprine is the active ingredient of an orally ingested immediate release tablet (Flexeril®), approved 40 years ago • Flexeril’s current labeling indicates no abuse and dependence concern at higher doses than Tonmya (15-30 mg/day v. 5.6 mg/day); NDA can be filed without drug abuse and dependency assessment studies Once-daily sublingual dose taken at bedtime enhances patient adherence © 2019 Tonix Pharmaceuticals Holding Corp.

Tonmya Phase 2 Dose Effect in Military Related PTSD1 10 PTSD Symptoms (CAPS-52 Score) 30% Remission at Weeks 8 & 12 25% * 21.10% 20% Placebo (N=77) Tonmya 2.8 mg (N=70) # Tonmya 5.6 mg (N=38) 15% 14.30% 10% 5.20% 5% 7.2 points Percent in Remission 0% Weeks 8 & 12 Remission = Loss of Diagnosis and CAPS-5 < 11 ** p<0.01, * p<0.025, Tonmya 5.6 mg group with placebo, MMRM with multiple Asterisk and hashmark represent pairwise comparisons between imputation (MI); *p=0.018, Tonmya 2.8 mg group with placebo, MMRM with MI Tonmya and Placebo; #p=0.08, Odds Ratio 3.01 (0.89, 10.18) *p=0.02, Odds Ratio 4.60 (1.27, 16.66); logistic regression 1Completed Phase 2 P201/AtEase study: Retrospective analysis of Tonmya 5.6 mg on CAPS-5 33 (high-moderate) subgroup. Primary analysis of P201/AtEase was on Tonmya 2.8 mg in participants with entry CAPS-5 29, moderate PTSD severity. 2Clinician administered PTSD Scale for DSM-5 © 2019 Tonix Pharmaceuticals Holding Corp.

Primary Outcome (CAPS-5) in Phase 3 (mITT) and ≤9 Years Time Since Trauma (TST) Subgroups

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Phase 3 P301/HONOR Study[1]

Modified intent to treat (mITT) population


Wk 0
Wk 4
Wk 8
Wk 12
Placebo (N=127)
TNX-102 SL 5.6 mg (N=125)
LS Mean (SE) CFB in CAPS-5
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
-20
*

*p=0.019, TNX-102 SL 5.6 mg group v. placebo, using mixed model repeated measures (MMRM) with multiple imputation (MI)

~50% mITT Population →

Time Since Trauma ≤9 yrs


Wk 0
Wk 4
Wk 8
Wk 12
Placebo (N=60)
TNX-102 SL 5.6 mg (N=61)
LS Mean (SE) CFB in CAPS-5
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
-20
**
#
*

**p=0.004, *p=0.039, #p=0.069, TNX-102 SL 5.6 mg group v. placebo, using MMRM with MI

[1]Phase 3 P301/HONOR study: stopped in July 2018. Separation on primary endpoint did not cross pre-specified study continuation threshold at Week 12 in the interim analysis at ~50% randomization; no safety or tolerability issues discovered.

© 2019 Tonix Pharmaceuticals Holding Corp.

Retrospective Comparison of Time Since Trauma in P201/AtEase versus P301/HONOR (Tonmya 5.6 mg Groups) 12 P301 study was initiated approximately two years later than Phase 2 P201 • The median time since trauma in Phase 3 was 9.5 years compared to the median time since trauma in Phase 2 of 6.0 years for TNX-102 SL 5.6 mg treated groups © 2019 Tonix Pharmaceuticals Holding Corp.

Sustained Remission in Phase 2 and Phase 3 Studies: Retrospective Analyses of P201 Entry CAPS 5 33 and P301 9 Years Since Trauma Subgroups 13 Remission is a clinical state that is essentially asymptomatic In order to confirm remission: • Determined rates of participants who met remission status at both Week 8 and Week 12 Rate of remission in 9 years since trauma group in P301 is similar to baseline CAPS-5 33 group in P2011 1Majority of P201 participants were 9 years since trauma and ~80% of P201 participants and all of P301 participants were 33 CAPS-5 at baseline © 2019 Tonix Pharmaceuticals Holding Corp.

Adverse Events (AEs) in P201/AtEase and P301/HONOR Studies 14 #only adverse events (AEs) are listed that are at a rate of 5% in any TNX-treated group *no values in a row for either study means the AE in the active group(s) in that study was at a rate of <5% No serious or unexpected AEs in P201 or P301 related to Tonmya • Systemic AEs comparable between studies and also consistent with those described in approved oral cyclobenzaprine product labeling • Severity and incidence of oral hypoesthesia (oral numbness) are not dose related and similar in both studies © 2019 Tonix Pharmaceuticals Holding Corp.

Response to Tonmya for Female Participants in P301/HONOR Study1 15 Females made up only 11% of the P301/HONOR study mITT population Difference in mean change from baseline in CAPS-5 in females between placebo (N=17) and Tonmya 5.6 mg (N=10) was: • At 4 weeks -11.5 points • At 12 weeks -9.1 points Indicates substantial separation from placebo in the small number of female participants Predicts therapeutic response to Tonmya 5.6 mg likely in mixed civilian and military PTSD population to be studied in upcoming P302/RECOVERY trial • Civilian PTSD population tends to be about 2/3 female 1Time Since Trauma in PTSD: Phase 3 Multi-Center, Double-Blind, Placebo-Controlled Trial of TNX-102 SL, a Sublingual Formulation of Cyclobenzaprine, in Military-Related PTSD (Study TNX-CY-P301) Presented at CNS Summit in Boca Raton, FL November 1-4, 2018 and abstract published in Innovations in Clinical Neuroscience, November-December 2018;15(11-12,suppl):S10.https://content.equisolve.net/tonixpharma/media/1d0c4055b2863fc74e1ef45f9ddaf42b.pdf © 2019 Tonix Pharmaceuticals Holding Corp.

Response to Tonmya for Non Combat Traumas in P301/HONOR Study in 9 Years Time Since Trauma Subgroup1 16 Non-combat traumas studied are similar to traumas experienced in civilian populations with PTSD To determine the therapeutic effects of Tonmya 5.6 mg in a mixed civilian and military population, difference in MCFB in CAPS-5 was assessed in non-combat traumas in 9 years TST subgroup (placebo N=14, Tonmya 5.6 mg N=10): • At 4 weeks -4.8 points • At 12 weeks -4.4 points Non-combat traumas treated with Tonmya 5.6 mg showed clinically meaningful separation from placebo at Weeks 4 and 12, suggesting a mixed civilian and military sample within 9 years of index trauma may show a therapeutic response to Tonmya 1Time Since Trauma in PTSD: Phase 3 Multi-Center, Double-Blind, Placebo-Controlled Trial of TNX-102 SL, a Sublingual Formulation of Cyclobenzaprine, in Military-Related PTSD (Study TNX-CY-P301) Presented at CNS Summit in Boca Raton, FL November, 2018 and abstract published in Innovations in Clinical Neuroscience, November-December 2018;15(11-12,suppl):S10.https://content.equisolve.net/tonixpharma/media/1d0c4055b2863fc74e1ef45f9ddaf42b.pdf CAPS-5=Clinician-Administered PTSD Scale for DSM-5; MCFB=mean change from baseline; mITT=modified Intent-to-Treat sample; TST=time since trauma © 2019 Tonix Pharmaceuticals Holding Corp.

New Phase 3 P302/RECOVERY Study – Initiated 1Q 2019

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General study characteristics:

- Randomized, double-blind, placebo-controlled study with baseline CAPS-5[1] ≥ 33 in approximately 30 U.S. sites
- Enrollment restricted to study participants with PTSD who experienced an index trauma ≤ 9 years from the date of screening
- Both civilian and military-related PTSD to be included

Tonmya once-daily at bedtime
5.6 mg (2 x 2.8 mg tablets) *N= 125*

Placebo once-daily at bedtime
N= 125

12 weeks

Primary endpoint CAPS-5[1] at Week 4

Primary endpoint:

- CAPS-5[1] mean change from baseline at Week 4 (Tonmya 5.6 mg vs. placebo)

Key Secondary endpoints include:

- CAPS-5 mean change from baseline at Week 12 (Tonmya 5.6 mg vs. placebo)
- Change from baseline Clinical Global Impression – Severity scale
- Change from baseline Sheehan Disability Scale total score

Potential pivotal efficacy study to support NDA approval

[1]CAPS-5 = Clinician-Administered PTSD Scale for DSM-5

© 2019 Tonix Pharmaceuticals Holding Corp.

Late Stage PTSD Drug Candidates 18 Tonmya • Phase 3 development focused on military-related and civilian PTSD; showed activity in treatment of military-related PTSD in large multi-center trials MDMA-assisted psychotherapy • Breakthrough therapy that is Phase 3-ready; showed activity in a Phase 2 study of PTSD; enrolling in Phase 3 Other drugs currently (or recently) in Phase 2 development • Rexulti® (brexpiprazole) - Otsuka/Lundbeck; atypical antipsychotic; positive clinical results from Phase 2 study reported in November 2018 for brexpiprazole, when used in combination with an approved PTSD medication, sertraline, but not as monotherapy • NYX-783 - Aptinyx; NMDA receptor modulator (enrolling for 8-week Phase 2 study of 144 patients using 50 mg either once daily or once weekly) • BNC-201 – Bionomics; nicotinic receptor modulator (program planned to resume after reformulation) © 2019 Tonix Pharmaceuticals Holding Corp.

TNX 102 SL – Bedtime Treatment for Multiple Potential Indications 19 Management of Fibromyalgia (FM) – chronic pain condition • TNX-102 SL studied at low dose (2.8 mg) – half the dose being developed for PTSD – did not separate from placebo on primary endpoint, average pain improvement (responder analysis) • Retrospective analysis showed average pain improvement (secondary endpoint) after 12 weeks of treatment showed statistical significance (P< 0.05, MMRM) • Low dose TNX-102 SL (2.8 mg) showed an improvement in sleep quality in Phase 2 and Phase 3 FM trials • Efficacy of TNX-102 SL 5.6 mg in FM can be studied in a potential pivotal study to support product registration Agitation in Alzheimer’s Disease • Fast Track designation granted July 2018 • Phase 2/ potential pivotal efficacy study protocol received FDA comments in October 2018 © 2019 Tonix Pharmaceuticals Holding Corp.

TNX 102 SL for Agitation in Alzheimer’s –Regulatory Status and Registration Strategy 20 FDA confirmed no additional study was needed prior to IND submission • Pre-IND meeting established open dialogue with the FDA on pivotal clinical study design and efficacy endpoints to support product registration Proposed Phase 2 IND study can potentially serve as a pivotal efficacy study to support NDA approval • FDA comments on final protocol received October 2018 Registration Strategy of TNX-102 SL for agitation in Alzheimer’s disease • Efficacy Supplement (sNDA1) may be leveraged from the PTSD/FM development program and supported by Initial NDA approval for PTSD/FM 1Supplemental New Drug Application © 2019 Tonix Pharmaceuticals Holding Corp.

TNX-601 (Tianeptine Oxalate): A Potential Clinical Candidate for PTSD

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Pre-IND Candidate

Targeting a Condition with Significant Unmet Need

Targeted as a 1st line monotherapy for PTSD: oral formulation for daytime dosing

- ✓ **Leverages expertise in PTSD (clinical and regulatory experience, market analysis, etc.)**
- ✓ **Mechanism of Action (MOA) is different from TNX-102 SL**

- Tianeptine sodium (amorphous) has been approved in EU, Russia, Asia and Latin America for depression since 1987 with established post-marketing experience
- Identified new oxalate salt polymorph with improved pharmaceutical properties ideal for reformulation
- Preliminary human pharmacokinetic and safety data (non-IND study) from selected formulation expected in second half 2019

Filed patent application on novel salt polymorph

- Issued patent on steroid-induced cognitive impairment and memory loss issues

Clinical evidence for PTSD

- Several studies have shown tianeptine to be active in the treatment of PTSD[1-4]

[1] Frančišković T, et al. Psychiatr Danub. 2011 Sep;23(3):257-63. PMID: 21963693
[2] Rumyantseva GM and, Stepanov AL. Neurosci Behav Physiol. 2008 Jan;38(1):55-61. PMID: 18097761
[3] Aleksandrovskii IA, et al. Zh Nevrol Psikhiatr Im S S Korsakova. 2005;105(11):24-9. PMID: 16329631 [Russian]
[4] Onder E, et al. Eur Psychiatry. 2006 (3):174-9. PMID: 15964747

© 2019 Tonix Pharmaceuticals Holding Corp.

TNX-801 (Synthesized Live Horsepox Virus): A Smallpox-Preventing Vaccine Candidate

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Pre-IND Stage

Potential improvement over current biodefense tools against smallpox

- ✓ Leverages Tonix's government affairs effort
- ✓ Collaboration with Professor David Evans and Dr. Ryan Noyce at University of Alberta
- ✓ Demonstrated protective vaccine activity in mice
- ✓ Patent application on novel vaccine submitted

Regulatory strategy

- We intend to meet with FDA to discuss the most efficient and appropriate investigational plan to support the licensure, either:
  - ✓ Application of the "Animal Rule", or
  - ✓ Conducting an active comparator study using ACAM2000
- Good Manufacturing Practice (GMP) viral production process in development

Targeting a Potential Public Health Issue

Material threat medical countermeasure under 21st Century Cures Act

- Qualifies for **Priority Review Voucher (PRV)** upon licensure*
  - ✓ **PRVs have no expiration date, are transferrable and have sold for ~$125 M**

*BLA/NDA priority 6-month review is expected.

© 2019 Tonix Pharmaceuticals Holding Corp.

Financial Overview 23 NASDAQ: TNXP Cash and cash equivalents, December 31, 2018 $25.0 million Common stock outstanding as of March 13, 2019 6.1 million © 2019 Tonix Pharmaceuticals Holding Corp.

Management Team 24 Seth Lederman, MD President & CEO Gregory Sullivan, MD Chief Medical Officer Bradley Saenger, CPA Chief Financial Officer Jessica Morris Chief Operating Officer © 2019 Tonix Pharmaceuticals Holding Corp.

Milestones – Recently Completed and Upcoming 25 July 2018 Completed P301/HONOR study interim analysis - result did not support study continuation but strengthened new Phase 3 study August 2018 Presentation of P301/HONOR study results at Military Health System Scientific Symposium October 2018 Met with FDA and received preliminary agreement on the design of new Phase 3 study of Tonmya for PTSD (P302/RECOVERY study) November 2018 Received FDA minutes confirming agreement on the design of P302/RECOVERY study March 2019 FM FDA Clinical Guidance meeting completed March 2019 P302/RECOVERY study initiated Second Half 2019 Preliminary human pharmacokinetic and safety data (non-IND study) from selected TNX-601 (tianeptine oxalate) formulation expected First Half 2020 Topline data from P302/RECOVERY study expected © 2019 Tonix Pharmaceuticals Holding Corp.

Summary 26 Phase 3 development of new bedtime treatment for PTSD, including military-related PTSD • Major unmet need; ~12 million Americans annually • Benefited from FDA 505(b)(2) NDA approval requirement Complimentary day-time PTSD treatment in development • Leverages development expertise in PTSD, i.e., regulatory, trial recruitment and execution Fibromyalgia bedtime treatment in development • IND ready to support Phase 3 potential pivotal efficacy study New indication in development for agitation in Alzheimer’s Disease • Unmet medical need, no approved drug available • Fast Track Phase 2/3 ready program Innovative vaccine in development to prevent Smallpox • Opportunity to supply stockpiling requirement; short development path • Studies in mice suggest improved safety profile © 2019 Tonix Pharmaceuticals Holding Corp.

NASDAQ: TNXP Thank you! © 2019 Tonix Pharmaceuticals Holding Corp.